UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020
  ________________________________________

Masonite International Corporation
(Exact name of registrant as specified in its charter)
  ________________________________________

British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road
Concord, Ontario L4K 2N6 Canada
(Address of principal executive offices)

(800) 895-2723
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
 ________________________________________

Securities registered pursuant to Section 12(b) of the Act:
Common Stock (no par value)	DOOR	New York Stock Exchange
(Title of class)	(Trading symbol)	(Name of exchange on which registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2020, the Company held the 2020 Annual General Meeting of Shareholders (the “Annual Meeting”) at the Company’s office in Tampa, Florida. A total of 21,770,471 shares of the Company’s common stock, out of a total of 24,723,744 shares of the Company’s common stock outstanding and entitled to vote as of the record date, were present in person or represented by proxies. Each of the proposals is described in detail in the Proxy Statement relating to the Annual Meeting filed with the SEC on March 27, 2020, as supplemented by a Proxy Statement Supplement filed with the SEC on April 20, 2020 (collectively, the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

Proposal 1 - Election of Directors

The following directors were elected to the Company’s Board of Directors (the “Board”) at the Annual Meeting to serve as Directors until the Company’s 2021 Annual General Meeting of shareholders and until their respective successors are duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Howard C. Heckes	20,671,871	632,894	465,706
Jody L. Bilney	21,194,615	110,150	465,706
Robert J. Byrne	21,209,308	95,457	465,706
Peter R. Dachowski	21,019,023	285,742	465,706
Jonathan F. Foster	21,118,779	185,986	465,706
Thomas W. Greene	21,147,208	157,557	465,706
Daphne E. Jones	21,050,209	254,556	465,706
William S. Oesterle	20,967,456	337,309	465,706
Francis M. Scricco	21,063,783	240,982	465,706

Proposal 2 - Advisory Vote on Executive Compensation

The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
20,323,156	833,744	147,865	465,706

Proposal 3 - Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

The Company’s shareholders voted for one year with respect to the frequency with which the Company’s shareholders are provided a non-binding, advisory vote on the compensation paid to the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
20,442,834	193	714,325	147,413	465,706

In light of such vote, and consistent with the Board’s recommendation, the Board determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers, or until the Board otherwise determines a different frequency for such non-binding votes. The Company is required to hold a vote on frequency every six years.

Proposal 4 - Appointment of Independent Registered Public Accounting Firm

The shareholders voted at the Annual Meeting to approve the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2021 and to authorize the Board of Directors to fix the auditor’s remuneration.

For	Against	Abstain	Broker Non-Votes
21,622,302	887	147,282	-

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	May 18, 2020	By:	/s/ Robert E. Lewis
		Name:	Robert E. Lewis
		Title:	Senior Vice President, General Counsel and Secretary

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